EXHIBIT 10.2

AMENDMENT NO. 3 TO

FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement (this “Amendment”) dated as of March 23, 2009 is made by and among MATTEL FACTORING, INC., a Delaware corporation, as transferor (the “Transferor”), MATTEL, INC., a Delaware corporation (“Mattel”), as servicer (the “Servicer”), THE FINANCIAL INSTITUTIONS SIGNATORY HERETO as purchasers (together with any successors and assigns, the “Purchasers”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Purchasers (in such capacity, together with any successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Transferor, the Servicer, the Purchasers and the Administrative Agent entered into that certain First Amended and Restated Receivables Purchase Agreement dated as of March 20, 2002, as amended by Amendment No. 1 to First Amended and Restated Receivables Purchase Agreement dated as of March 19, 2004 and Amendment No. 2 to First Amended and Restated Receivables Purchase Agreement dated as of Mach 23, 2005 (as the same has been and may be further amended, restated, amended and restated, modified or supplemented from time to time, the “Receivables Purchase Agreement”); and

WHEREAS, the Transferor, the Servicer, the Purchasers and the Administrative Agent desire to and have agreed to amend the Receivables Purchase Agreement, in order to, among other things, extend the Facility Termination Date, and to make certain other amendments on the terms and conditions set forth herein, and the Administrative Agent and Purchasers are agreeable to such amendments, subject to the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement, including all exhibits thereto, is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as attached hereto as Exhibit A.

Section 2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Receivables Purchase Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents, instruments or deliverables in form and substance reasonably acceptable to the Administrative Agent:

(i) four (4) original counterparts of this Amendment, duly executed by each of the Transferor, the Servicer, the Purchasers and the Administrative Agent, together with all schedules and exhibits thereto duly completed;

(ii) resolutions of the Board of Directors of the Transferor and the Servicer authorizing the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Transferor and the Servicer, respectively;

(iii) a favorable opinion of a Senior Counsel of the Servicer and Latham & Watkins LLP, as counsel to the Transferor and Servicer, relating to the Transferor and Servicer and as to such other matters as the Administrative Agent and the Purchasers may reasonably request; and

(iv) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all actual and reasonable fees and expenses payable to the Administrative Agent (including the actual and reasonable fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Upon the satisfaction of the conditions precedent set forth in this Section 2, the effectiveness of this Amendment and the effectiveness of the Mattel Credit Agreement (as defined in Exhibit A) shall be deemed to occur simultaneously, such that the Purchasers party hereto shall be deemed to be “Purchasers” party to the Receivables Purchase Agreement (as amended hereby).

Section 3. Representations and Warranties. In order to induce the Administrative Agent and the Purchasers to enter into this Amendment, the Transferor and the Servicer represent and warrant to the Administrative Agent and the Purchasers as follows:

(a) The representations and warranties made by each Seller Party in Section 5 of the Receivables Purchase Agreement and in each of the other Transaction Documents to which such Seller Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Transferor and the Seller and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) No Termination Event has occurred and is continuing.

Section 4. Entire Agreement. This Amendment, together with all the Transaction Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and

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agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Receivables Purchase Agreement.

Section 5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Receivables Purchase Agreement and all other Transaction Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

Section 7. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTION 10.13 OF THE RECEIVABLES PURCHASE AGREEMENT.

Section 8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

Section 9. References. All references in any of the Transaction Documents to the “Receivables Purchase Agreement” or in the Receivables Purchase Agreement to “this Agreement” shall mean the Receivables Purchase Agreement, as amended hereby.

Section 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Transferor, the Servicer, each of the Purchasers, the Administrative Agent, the Syndication Agents and the Documentation Agents, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in the Receivables Purchase Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TRANSFEROR:

MATTEL FACTORING, INC.

By:	/s/ Dianne Douglas
Name:	Dianne Douglas
Title:	SVP and Treasurer

SERVICER:

MATTEL, INC.

By:	/s/ Dianne Douglas
Name:	Dianne Douglas
Title:	SVP and Treasurer

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

Signature Page

BANK OF AMERICA, N.A., as a Purchaser

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Purchaser

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

Signature Page

WELLS FARGO BANK, N.A., as a Purchaser

By:	/s/ Julius Young
Name:	Julius Young
Title:	Senior Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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SOCIÉTÉ GÉNÉRALE, as a Purchaser

By:	/s/ Nigel Elvey
Name:	Nigel Elvey
Title:	Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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CITICORP USA, INC., as a Purchaser

By:	/s/ Henry H. Schwake
Name:	Henry H. Schwake
Title:	Managing Director

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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MIZUHO CORPORATE BANK, LTD., as a Purchaser

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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MANUFACTURERS & TRADERS TRUST COMPANY, as a Purchaser

By:	/s/ Penelope J. Beckwith
Name:	Penelope J. Beckwith
Title:	Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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UNION BANK, N.A., as a Purchaser

By:	/s/ Peter Thompson
Name:	Peter Thompson
Title:	Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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KEYBANK NATIONAL ASSOCIATION, as a Purchaser

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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THE BANK OF NOVA SCOTIA, as a Purchaser

By:	/s/ Annabella Guo
Name:	Annabella Guo
Title:	Director

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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U.S. BANK NATIONAL ASSOCIATION, as a Purchaser

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

COMERICA BANK, as a Purchaser

By:	/s/ Fatima Arshad
Name:	Fatima Arshad
Title:	Assistant Vice President

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Purchaser

By:	/s/ Wen-Han Wu
Name:	Wen-Han Wu
Title:	Deputy General Manager

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH, as a Purchaser

By:	/s/ Simon Keung
Name:	Simon Keung
Title:	EVP & CFO

By:	/s/ David Loh
Name:	David Loh
Title:	Chief Lending Officer

Amendment No. 3 to First Amended and Restated Receivables Purchase Agreement

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